INCOME AND EXPENSES ITEMS - Summary of Other Income and Other Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Analysis of income and expense [abstract]
Government grants	$ 124	$ 187	$ 74
Net gain/(loss) on financial instruments	57	(234)	196
Dividend income	103	96	97
Other income	303	595	203
Other expenses	0	0	(9)
Total other income and expenses	$ 587	$ 644	$ 561